UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2019
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3636 North Central Avenue, Suite 1200 Phoenix, Arizona 85012
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CVCO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 10, 2019, Jack Hanna, a member of the Board of Directors ("Board") of Cavco Industries, Inc. (the "Company"), notified the Board of his intention to voluntarily resign from the Company’s Board effective July 10, 2019. Mr. Hanna’s decision was not a result of any disagreement between the Company and him on any matter relating to the Company’s operations, policies or procedures. The Company thanks Mr. Hanna for more than 15 years of dedicated service. A reduction in the size of the Company's Board from seven to six directors will occur upon Mr. Hanna’s resignation as a director.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 9, 2019, the Company held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting there were 8,001,257 shares of the Company's stock represented to vote either in person or by proxy, or approximately 88% of the outstanding shares of the Company as of the Record Date for the Annual Meeting, which represented a quorum. The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal Number 1:   Vote to elect the nominees listed below as directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
David A. Greenblatt	7,213,997	438,696	348,564
Richard A. Kerley	7,506,083	146,610	348,564
Julia W. Sze	7,581,492	71,201	348,564
Proposal Number 2:  Vote to ratify the appointment of RSM US LLP as independent registered public accounting firm for fiscal year 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,908,460	14,955	77,842	—
Proposal Number 3:  Advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,300,995	296,162	55,536	348,564

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Mickey R. Dragash
Mickey R. Dragash EVP, General Counsel, Corporate Secretary & Chief Compliance Officer

Date: July 12, 2019